BlackRock FundsSM

BlackRock Index Equity Portfolio

(the “Fund”)

Supplement dated January 15, 2013
to the Prospectuses of the Fund

This supplement is being provided to update you about the proposed reorganization of the Fund into BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III. The proposed transaction is referred to as the “Reorganization.”

Shareholders of the Fund have cast sufficient votes to approve the Reorganization. The Reorganization is expected to be consummated on or about the end of the first quarter 2013.

Commencing February 1, 2013, voluntary expense caps will be instituted for certain share classes of the Fund. Following the implementation of these voluntary expense caps, total annual fund operating expenses after fee waivers and/or expense reimbursements for these share classes of the Fund will be limited to the following caps:

Share Class	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Investor A	0.39%
Investor B	0.39%
Service	0.39%
Institutional	0.16%

Shareholders should retain this Supplement for future reference.

ALLPRO-IE-0113SUP